Exhibit 10.19

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (the “Second Amendment”), dated as of April 25, 2008 (the “Effective Date”), is entered into by and between ES EAST ASSOCIATES, LLC, a California limited liability company (“Landlord”), and AMYRIS BIOTECHNOLOGIES, INC., a California corporation (“Tenant”), with reference to the following facts:

A.        Landlord and Tenant entered into that certain Lease dated as of August 22, 2007 (the “Original Lease”), with respect to those certain premises described therein containing a total of 70,691 rentable square feet (the “Original Premises”), consisting of Suite 100 on the first (1st) floor and Suite 200 on the second (2nd) floor of the building commonly known as EmeryStation East, located at 5885 Hollis Street, Emeryville, California (the “Building”).

B.        Landlord and Tenant entered into that certain First Amendment to Lease dated as of March 10, 2008 (the “First Amendment”), pursuant to which the Original Premises was expanded to add that certain space containing 20,880 rentable square feet located on the second (2nd) floor of the Building (the “Expansion Space”), on the terms and conditions set forth in the First Amendment.

C.        The Original Premises, as expanded by the Expansion Space, is referred to collectively herein as the “Premises”. The Original Lease, as amended by the First Amendment, is referred to collectively herein as the “Lease”.

D.        Concurrent with the execution of this Second Amendment, Landlord’s affiliate (EmeryStation Triangle, LLC) and Tenant are entering into that certain Lease of even date herewith (the “Triangle Lease”), with respect to those certain premises containing 16,638 rentable square feet, located across the street from the Building and the Premises, and having the address of 5850 Hollis Street, Emeryville, California.

E.        As a condition of Tenant and Landlord’s affiliate entering into the Triangle Lease, Landlord and Tenant shall amend the Lease as provided for hereinbelow.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.        Incorporation of Recitals; Defined Terms. Recitals A, B, C, D and E set forth above are incorporated herein by this reference. Capitalized terms used in this Second Amendment and not otherwise defined herein shall have the respective meanings set forth in the Lease.

2.        Cross Default. Section 11.1 of the Lease shall be amended as follows:

(a)        In Section 11.1(7), the period shall be replaced with a semicolon. The word “or” shall be deleted from the end of Section 11.1(6) of the Lease, and reinserted at the end of Section 11.1(7) after the semicolon.

(b)        The following provision shall be inserted following Section 11.1(7) of the Lease:

(8)        So long as the then-landlord under the Lease dated as of April 25, 2008 between Tenant and EmeryStation Triangle, LLC, an affiliate of Landlord, for premises containing 16,638 rentable square feet (as such premises may change over time) located at 5850 Hollis Street in Emeryville, CA, the building across the street from the Premises (the “Triangle Lease”), is an affiliate of the then-Landlord under this Lease, Tenant is in Default (beyond any applicable cure period set forth therein) under the Triangle Lease.

3.        Authority. This Second Amendment shall be binding upon and inure to the benefit of the parties, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party’s behalf is authorized to do so and to bind such party to the terms of this Second Amendment.

4.        Entire Agreement; No Amendment. This Second Amendment constitutes the entire agreement and understanding between the parties with respect to the subject of this Second Amendment and shall supersede all prior written and oral agreements concerning this subject matter. This Second Amendment may not be amended, modified or otherwise changed in any respect whatsoever except by a writing duly executed by authorized representatives of Landlord and Tenant.

5.        Status of Lease. Except as amended by this Second Amendment, the Lease remains unchanged and, as amended by this Second Amendment, the Lease is in full force and effect.

(signatures on following page)

IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the date first above written.

TENANT:		LANDLORD:

AMYRIS BIOTECHNOLOGIES, INC., a California corporation		ES EAST ASSOCIATES, LLC, a California limited liability company

By:	/s/ John G. Melo	By:	/s/ Richard Robbins
Print Name: John G. Melo			Richard K. Robbins
Its: Chief Executive Officer			Managing Member

By:	/s/ Tamara L. Tompkins
Print Name: Tamara L. Tompkins
Its: Secretary and General Counsel

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